Exhibit 99.2

This Statement on Form 4 is filed by Apollo Investment Fund III, L.P., Apollo Overseas Partners III, L.P., Apollo (UK) Partners III, L.P., AIF III/AWI/RR LLC, Apollo Advisors II, L.P., Apollo Management, L.P., Apollo Investment Fund IV, L.P., Apollo Overseas Partners IV, L.P., Apollo Advisors IV, L.P., Apollo Management IV, L.P., and Apollo/AW LLC. The principal business address of each of the Reporting Persons is Two Manhattanville Road, Suite 203, Purchase, New York 10577.

Name of Designated Filer:  Apollo Management IV, L.P.

Date of Event Requiring Statement:  November 22, 2006

Issuer Name and Ticker or Trading Symbol:  Allied Waste Industries, Inc. (AW)

Date:	November 22, 2006	APOLLO INVESTMENT FUND III, L.P.

		By:	APOLLO ADVISORS II, L.P.
Its General Partner

			By:	APOLLO CAPITAL MANAGEMENT II, INC.
Its General Partner

				By:	/s/ Laurie D. Medley
Laurie D. Medley
Vice President

Date:	November 22, 2006	APOLLO OVERSEAS PARTNERS III, L.P.

		By:	APOLLO ADVISORS II, L.P.
Its General Partner

			By:	APOLLO CAPITAL MANAGEMENT II, INC.
Its General Partner

				By:	/s/ Laurie D. Medley
Laurie D. Medley
Vice President

Date:	November 22, 2006	APOLLO (UK) PARTNERS III, L.P.

		By:	APOLLO ADVISORS II, L.P.
Its General Partner

			By:	APOLLO CAPITAL MANAGEMENT II, INC.
Its General Partner

				By:	/s/ Laurie D. Medley
Laurie D. Medley
Vice President

Date:	November 22, 2006	AIF III/AWI/RR, LLC

		By:		APOLLO MANAGEMENT, L.P.
Its Manager

By: AIF III MANAGEMENT, INC.
Its General Partner

				By:	/s/ Laurie D. Medley
Laurie D. Medley
Vice President

Date:	November 22, 2006	APOLLO ADVISORS II, L.P.

		By:	APOLLO CAPITAL MANAGEMENT II, INC.
Its General Partner

				By:	/s/ Laurie D. Medley
Laurie D. Medley
Vice President

Date:	November 22, 2006	APOLLO MANAGEMENT, L.P.

By:	AIF III MANAGEMENT, INC.
Its General Partner

By:	/s/ Laurie D. Medley
Laurie D. Medley
Vice President

Date:	November 22, 2006	APOLLO INVESTMENT FUND IV, L.P.

By:	APOLLO ADVISORS IV, L.P.
Its General Partner

By:	APOLLO CAPITAL MANAGEMENT IV, INC.
Its General Partner

By:	/s/ Laurie D. Medley
Laurie D. Medley
Vice President

Date:	November 22, 2006	APOLLO OVERSEAS PARTNERS IV, L.P.

By:	APOLLO ADVISORS IV, L.P.
Its General Partner

By:	APOLLO CAPITAL MANAGEMENT IV, INC.
Its General Partner

By:	/s/ Laurie D. Medley
Laurie D. Medley
Vice President

Date:	November 22, 2006	APOLLO/AW LLC

		By:	APOLLO MANAGEMENT IV, L.P.
Its Manager

			By:	AIF IV MANAGEMENT IV, INC.
Its General Partner

				By:	/s/ Laurie D. Medley
Laurie D. Medley
Vice President

Date:	November 22, 2006	APOLLO ADVISORS IV, L.P.

		By:	APOLLO CAPITAL MANAGEMENT IV, INC.
Its General Partner

			By:		/s/ Laurie D. Medley
Laurie D. Medley
Vice President

Date:	November 22, 2006	APOLLO MANAGEMENT IV, L.P.

		By:	AIF IV MANAGEMENT IV, INC.
Its General Partner

			By:		/s/ Laurie D. Medley
Laurie D. Medley
Vice President